CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Exhibit 10.2

Execution Version

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (REVOLVING LOAN)

This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (REVOLVING LOAN) (this “Agreement”) is made as March 30, 2022, by and among SIENTRA, INC., a Delaware corporation, MIST HOLDINGS, INC., a Delaware corporation (formerly known as Miramar Labs, Inc. and MiraDry Holdings, Inc.), MIST, INC., a Delaware corporation (formerly known as Miramar Technologies, Inc. and MiraDry, Inc.), MIST INTERNATIONAL, INC., a Delaware corporation (formerly known as MiraDry International, Inc.), MIDCAP FUNDING IV TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.
Agent, Lenders and Borrowers have entered into that certain Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of July 1, 2019 (as amended by that certain Limited Consent and First Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of November 7, 2019, as amended by that certain Second Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of May 11, 2020, as amended by that certain Third Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of February 5, 2021, as supplemented by that certain Limited Consent to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of June 10, 2021, as amended by that certain Fourth Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of July 14, 2021, as amended by that certain Limited Consent and Fifth Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of December 31, 2021 and as further amended, modified, or supplemented prior to the date hereof, the “Existing Credit Agreement”, and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.
Borrowers have requested that Agent and the Required Lenders amend certain terms of the Existing Credit Agreement to, among other things, revise certain existing financial coveants and, on and subject to the terms and conditions set forth herein, Agent and Required Lenders have agreed to so amend the Existing Credit Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.
Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 hereof, the Existing Credit Agreement is hereby amended as follows:
(a)
The definition of “Required Minimum Cash Amount” appearing in Article 1 of the Existing Credit Agreement is hereby deleted in its entirety.
(b)
Article 1 of the Existing Credit Agreement is hereby amended by adding the defined term “Sixth Amendment Effective Date” in the appropriate alphabetical order therein as follows:

““Sixth Amendment Effective Date” means March 30, 2022.”

(c)
Section 2.2(g) of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(g) Deferred Revolving Loan Origination Fee. If Lenders’ funding obligations in respect of the Revolving Loan Commitment under this Agreement terminate or are permanently reduced for any reason whether by voluntary termination by Borrowers, by reason of the occurrence of an Event of Default or the automatic termination of the Revolving Loan Commitments (including any automatic termination due to the occurrence of an Event of Default described in Section 10.1(f)) or otherwise) prior to the Maturity Date, Borrowers shall pay to Agent on the date of such reduction, for the benefit of all Lenders committed to make Revolving Loans on the Closing Date, a fee as compensation for the costs of such Lenders being prepared to make funds available to Borrowers under this Agreement, equal to an amount determined by multiplying the amount of the Revolving Loan Commitment so terminated or permanently reduced by the following applicable percentage amount: four percent (4.0%) for the first year following the Sixth Amendment Effective Date, three percent (3.0%) for the second year following the Sixth Amendment Effective Date, two percent (2.00%) for the third year following the Sixth Amendment Effective Date, and zero percent (0.0%) thereafter. The Deferred Revolving Loan Origination Fee shall not apply to or be assessed upon any Revolving Loan Commitment termination that is the result of a refinancing of the Revolving Loans prior to the Maturity Date by all of the Lenders. All fees payable pursuant to this paragraph shall be deemed fully-earned and non-refundable as of the Closing Date.”

(d)
Section 6.1 of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“Section 6.1 Minimum Net Revenue. Borrower shall not permit its consolidated Net Revenue for any Defined Period, as tested monthly at the end of each month, to be less than (a) for each Defined Period ending on or before December 31, 2022, the minimum amount set forth on Schedule 6.1 for such Defined Period, and (b) for the Defined Period ending on January 31, 2023 and each Defined Period thereafter an amount equal to the greater of (i) eighty percent (80%) of the projected Net Revenue for such Defined Period, calculated based on the annual projections delivered to Agent pursuant to Section 4.1(g), which projections shall be in form and substance reasonably satisfactory to Agent and Required Lenders and (ii) one hundred and fifteen percent (115%) of the minimum Net Revenue threshold applicable pursuant to this Section 6.1 for the corresponding Defined Period in the immediately preceding calendar year. Commencing with the 2023 calendar year, Agent shall notify Borrower by February 15th of such calendar year of the applicable minimum Net Revenue thresholds for each Defined Period occurring in such calendar year, which minimum Net Revenue threshold shall be calculated in accordance with the provisions of this Section 6.1. A breach of a financial covenant contained in this Section 6.1 shall be deemed to have occurred as of any date of determination by Agent or as of the last day of any specified Defined Period, regardless of when the financial statements reflecting such breach are delivered to Agent.”

(e)
Section 6.2 of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“Section 6.2 [Reserved].”

(f)
Schedule 3.1, Schedule 3.6, Schedule 3.17, Schedule 3.19, Schedule 4.17, Schedule 5.14, Schedule 6.1 and Schedule 9.2(b) of the Existing Credit Agreement are hereby amended by deleting such schedule in its entirety and replacing such schedule with the corresponding Schedule 3.1, Schedule 3.6, Schedule 3.17, Schedule 3.19, Schedule 4.17, Schedule 5.14, Schedule 6.1 and Schedule 9.2(b) attached hereto.
3.
Representations and Warranties; Reaffirmation of Security Interest. To induce Agent and Lenders to enter into this Agreement, each Borrower does hereby represent warrant, represent and covenant to Agent and Lenders that (i) each representation and warranty set forth in the Financing Documents to which such Borrower is a party is hereby restated and reaffirmed as true, correct and complete in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, (ii) no Default or Event of Default has occurred and is continuing as of the date hereof, (iii) Agent has and shall continue to have valid, enforceable and perfected first-priority liens, subject to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrowers to Agent, for the benefit of Agent and each Lender, pursuant to the Financing Documents or otherwise granted to or held by Agent, for the benefit of Agent and each Lender and (iv) each Borrower has the power and is duly authorized to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally or by general equitable principles. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.
4.
Costs and Fees. Borrowers agree to promptly pay, or reimburse upon demand for, all reasonable and documented costs and expenses of Agent (including, without limitation, the reasonable and documented fees, costs and expenses of counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby, in accordance with Section 12.14 of the Credit Agreement.
5.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:
(a)
Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Borrower, the Agent and the Lenders;

(b)
Agent shall have received a fully executed copy of an amendment to the Affiliated Credit Agreement, in form and substance reasonably satisfactory to Agent;
(a)
Agent shall have received an updated Perfection Certificate, in form and substance reasonably satisfactory to Agent;
(c)
all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(d)
prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and
(e)
Borrowers shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request in connection with this Agreement.
6.
Post-Closing Obligations.
(a)
Borrowers shall, by the date that is sixty (60) days after the date hereof (or such later date as Agent may agree, in its sole discretion), deliver to Agent a duly executed bailee waiver, in form and substance reasonably satisfactory to Agent, with respect to the premises located at 4611 N. 32nd St., Milwaukee Wisconsin.
(b)
Borrowers hereby agree that failure to comply with the requirements set forth in this Section 6(a) shall constitute an immediate and automatic Event of Default.
7.
Lender Release. In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof or arising out of this Agreement, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among such Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.

8.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. Agent and Lenders confirm that Agent has not made any determination as of the date hereof that any breach of the Existing Credit Agreement exists as of the date hereof. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
9.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
10.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.
(b)
GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
(c)
JURY TRIAL. EACH BORROWER, AGENT AND THE REQUIRED LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH REQUIRED LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH REQUIRED LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS
(d)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.7 (Waiver of Consequential and Other Damages), Section 12.8

(Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. The words “execution,” “signed,” “signature,” and words of like import with respect to this shall in each case be deemed to include electronic signatures, signatures exchanged by electronic transmission, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(g)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT: MIDCAP FUNDING IV TRUST,

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem______________(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER: MIDCAP FUNDING IV TRUST,

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem______________(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	SILICON VALLEY BANK By: /s/ Kevin Fleischman (SEAL) Name: Kevin Fleischman Title: Director

BORROWER:

SIENTRA, INC.

By: /s/ Ron Menezes (SEAL)
Name: Ron Menezes
Title: President and CEO

MIST HOLDINGS, INC.

By: /s/ Oliver Bennett (SEAL)
Name: Oliver Bennett
Title: Director and Corporate Secretary

MIST, INC.

By: /s/ Oliver Bennett (SEAL)
Name: Oliver Bennett
Title: Director and Corporate Secretary

    MIST INTERNATIONAL, INC.

By: /s/ Oliver Bennett (SEAL)
Name: Oliver Bennett
Title: Director and Corporate Secretary

Schedule 6.1 – Minimum Net Revenue

Defined Period Ending	Minimum Net Revenue Amount
January 31, 2021	$[***]
February 28, 2021	$[***]
March 31, 2021	$[***]
April 30, 2021	$[***]
May 31, 2021	$[***]
June 30, 2021	$[***]
July 31, 2021	$[***]
August 31, 2021	$[***]
September 30, 2021	$[***]
October 31, 2021	$[***]
November 30, 2021	$[***]
December 31, 2021	$[***]
January 31, 2022	$[***]
February 28, 2022	$[***]
March 31, 2022	$[***]
April 30, 2022	$[***]
May 31, 2022	$[***]
June 30, 2022	$[***]
July 31, 2022	$[***]
August 31, 2022	$[***]
September 30, 2022	$[***]
October 31, 2022	$[***]
November 30, 2022	$[***]
December 31, 2022	$[***]
January 31, 2023 and thereafter	In accordance with Section 6.1.